UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 14, 2011
Date of report (Date of earliest event reported)
Professional Veterinary Products, Ltd.
(Exact Name of Registrant as Specified in Its Charter)
Nebraska
(State or Other Jurisdiction of Incorporation)

000-26326	37-1119387
(Commission File Number)	(IRS Employer Identification No.)

10077 South 134th Street
Omaha, NE	68138
(Address of Principal Executive Offices)	(Zip Code)
(402) 331-4440
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 14, 2011, Professional Veterinary Products, Ltd., a Nebraska corporation (the “Company”), and its subsidiaries, ProConn, LLC, a Nebraska limited liability company (“ProConn”), and Exact Logistics, LLC, a Nebraska limited liability company (“Exact”, and together with the Company and ProConn, the “Debtors”), filed their unaudited monthly operating report (the “Monthly Operating Report”) for the period from August 1, 2011 through August 31, 2011 with the United States Bankruptcy Court for the District of Nebraska (the “Bankruptcy Court”), case numbers 10-82436, 10-82437 and 10-82438. A copy of the Monthly Operating Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the United States Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the Company’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and, therefore, may exclude items required by GAAP. The Monthly Operating Report also does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Monthly Operating Report contains information for periods that may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act. The financial information has not been reviewed or otherwise verified for accuracy or completeness by the Company’s independent registered public accountants, and there can be no assurance that the Monthly Operating Report is complete. The Company cautions readers not to place undue reliance on the Monthly Operating Report, which may be subject to revision. The Monthly Operating Report should not be used for investment purposes and the information in the Monthly Operating Report should not be viewed as indicative of future results.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Monthly Operating Report for the period from August 1, 2011 through August 31, 2011.
     This Current Report on Form 8-K and the exhibits filed herewith contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s beliefs concerning future business conditions, outlook based on currently available information and statements regarding the Company’s expectations concerning the bankruptcy process. The Company’s actual results could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties. These risks and uncertainties, include, without limitation, (1) the ability of the Company to develop, pursue, confirm and consummate one or more plans of reorganization or liquidation with respect to the bankruptcy case; (2) the ability of the Company to obtain court approval of its motions in the bankruptcy case pursued by it from time to time; (3) risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans, or the appointment of a trustee or to convert the cases to Chapter 7 cases; (4) potential adverse developments with respect to the Company’s liquidity or results of operations; (5) the ability of the Company to fund and execute its business plan; (6) the ability of the Company to retain and compensate key executives and other key employees; and (7) any further deterioration in the macroeconomic environment or consumer confidence. Discussion of additional factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended July 31, 2009, and in more recent filings made by the Company with the Securities and Exchange Commission. Each forward-looking statement, including, without limitation, financial guidance, speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Veterinary Products, Ltd.
Date: September 14, 2011	By:	/s/ Vicky Winkler
		Name:	Vicky Winkler
		Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the period from August 1, 2011 through August 31, 2011.